EXHIBIT 99.1

                      Combined financial statements 1998
                         and 1997 of Stork Technical
                          Publications Services (TPS)

CONTENTS

Report of independent auditors                                           3
Combined statements of net assets as at December 31, 1998 and 1997       4
Combined profit and loss accounts for the years ended December 31, 1998
 and 1997                                                                5
Combined statements of cash flows for the years ended
 December 31, 1998 and 1997                                              6
Notes to the combined financial statements                               7

REPORT OF INDEPENDENT AUDITORS

Board of Directors of Stork N.V.:

We have audited the combined statements of net assets of Technical Publication Services and its subsidiary ("TPS") representing the technical publication operations of Stork N.V. and its subsidiaries (as defined in Note 1 of the Notes to the Combined Financial Statements) as at December 31, 1998 and 1997 and the related combined profit and loss accounts and cash flows for each of the years in the two year period ended December 31, 1998. These combined financial statements, which are expressed in Dutch Guilders, are the responsibility of TPS's management. Our responsibility is to express an opinion on these combined financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards in the Netherlands, which are substantially the same as auditing standards generally accepted in the United States. These standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of TPS at December 31, 1998 and 1997, and the combined results of its operations and cash flows for each of the years in the two year period ended December 31, 1998, in conformity with generally accepted accounting principles in the Netherlands.

Generally accepted accounting principles in the Netherlands differ in certain significant respects from generally accepted accounting principles in the United States. Application of generally accepted accounting principles in the United States would have affected combined results of operations for each of the years in the two year period ended December 31, 1998 and net assets at December 31, 1998 and 1997 to the extent summarised in Note 16 to the notes to the combined financial statements.

Enschede, June 14, 1999



KPMG Accountants N.V.

COMBINED STATEMENTS OF NET ASSETS AS AT DECEMBER 31, 1998
AND 1997
(after profit appropriation)

                                                          December 31, 1998             December 31, 1997
---------------------------------------------------------------------------------------------------------------
(in thousands of Dutch guilders)
FIXED ASSETS

Tangible fixed assets                                         330                           388
                                                  ---------------               ---------------
                                                                             330                            388

CURRENT ASSETS

Raw materials                                                  15                            15
Work in progress                                            1,038                           294
Accounts receivable and other receivables                   1,515                         2,931
Cash                                                          138                           283
                                                  ---------------               ---------------
                                                                           2,706                          3,523

CURRENT LIABILITIES

Trade creditors                                                85                           142
Tax payable                                                   607                           453
Other current liabilities                                     763                           864
                                                  ---------------               ---------------
                                                                           1,455                          1,459

RESULT CURRENT ASSETS LESS CURRENT LIABILITIES                             1,251                          2,064
                                                                 ---------------               ----------------

RESULT ASSETS LESS CURRENT LIABILITIES                                     1,581                          2,452

PROVISIONS

Warranties                                                     30                            25
Restructuring                                                   -                            50
Deferred taxes                                                160                           (43)
                                                  ---------------               ---------------
                                                                             190                             32
                                                                 ---------------               ----------------

NET ASSETS                                                                 1,391                          2,420

NET INVESTMENT OF STORK N.V*                                               1,391                          2,420
---------------------------------------------------------------------------------------------------------------

* The net investment of Stork N.V. includes Dfl. 266,000 (1997: Dfl 246,000) relating to social security premiums and payroll taxes regarding TPS employees and paid by Stork N.V. on behalf of TPS. The net investment of Stork N.V. also includes corporate charges of an amount of Dfl. 608,000 (1997: Dfl. 520,000).

COMBINED PROFIT AND LOSS ACCOUNTS FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997

                                                          1998                                1997
----------------------------------------------------------------------------------------------------------------
(in thousands of Dutch guilders)

Net turnover                                        14,144                              12,268
Cost of sales                                      (10,428)                             (9,261)
Corporate charges                                     (419)                               (494)
                                         -----------------                  ------------------

GROSS OPERATING RESULT                                                 3,297                               2,513

Selling and distribution costs                         715                                 655
General administrative expenses                        712                                 493
Corporate charges                                      136                                  72
                                         -----------------                  ------------------

TOTAL OPERATING EXPENSES                                               1,563                               1,220
                                                          ------------------                  ------------------

OPERATING RESULT BEFORE CORPORATE INCOME
 TAX                                                                   1,734                               1,293


TAXES                                                                   (607)                               (453)
                                                          ------------------                  ------------------

NET INCOME                                                             1,127                                 840
----------------------------------------------------------------------------------------------------------------

COMBINED STATEMENTS OF CASH FLOWS FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997

                                                                                1998              1997
-----------------------------------------------------------------------------------------------------------
(in thousands of Dutch guilders)
CASH FLOW FROM OPERATING ACTIVITIES:

Net income                                                                          1,127               840
Adjustments to reconcile net income to net cash provided by operating activities:
  Depreciation                                                                        102               174
  Increase in work in progress and raw materials                                     (744)             (227)
  Decrease in trade accounts receivable and other receivables                       1,416               144
  Decrease in trade creditors                                                         (57)             (291)
  Increase in tax payable                                                             154               453
  Decrease (increase) in other current liabilities                                   (101)              276
  Increase (decrease) in provisions                                                   158              (151)
                                                                        -----------------------------------
        Net cash provided by operating activities                                   2,055             1,218
                                                                        -----------------------------------

CASH FLOW FROM INVESTING ACTIVITIES

Capital expenditure                                                                   (44)             (305)
Disposals                                                                               -               106
                                                                        -----------------------------------
        Net cash used by investing activities                                         (44)             (199)
                                                                        -----------------------------------

CASH FLOW FROM FINANCING ACTIVITIES

Net intercompany activity                                                          (2,156)             (956)
                                                                        -----------------------------------
        Net cash used by financing activities                                      (2,156)             (956)
                                                                        -----------------------------------

NET DECREASE (INCREASE) IN CASH AND CASH EQUIVALENTS
Cash and cash equivalents at beginning of period                                      283               220
Decrease/increase of cash and cash equivalents                                       (145)               63
                                                                        -----------------------------------
Cash and cash equivalents at end of period                                            138               283
                                                                        -----------------------------------

SUPPLEMENTAL DISCLOSURES OF CASH

Income tax paid                                                                         -                 -
Interest paid                                                                           -                 -
-----------------------------------------------------------------------------------------------------------

Notes to the combined financial statements

1 PRINCIPLES FOR THE VALUATION OF ASSETS AND LIABILITIES AND THE DETERMINATION
  OF THE RESULT

GENERAL

 Basis of preparation and combination

Technical Publication Services ("Business Unit") is a business unit of Koninklijke Machinefabriek Stork B.V. ("KMS B.V."), a private limited company and a subsidiary of Stork N.V. The Business Unit's principal activities are the writing and translation of operating manuals for machines and other types of industrial documentation. TPS B.V. is a separate legal entity and is a subsidiary of KMS B.V. It has no principal activities other than the employment of 6 employees. All associated costs incurred by TPS B.V. are charged to the Business Unit.

The accompanying combined financial statements of Technical Publication Services ("TPS") for the two years ended December 31, 1998 were prepared in connection with the acquisition of TPS by ALPNET, Inc. in order to show the financial position, profit and loss account and cash flows for TPS as a whole. They have been prepared by aggregating the financial information included within the consolidated accounts of KMS B.V. relating to the Business Unit and TPS B.V. and as if TPS had formed a discreet operation for the entire two year period. KMS B.V. financial statements are submitted to Stork N.V. for inclusion in its consolidated accounts.

TPS is not a separate legal entity, it has not been separately financed and has not necessarily been subject to full taxation on its results. In addition, central management and pension charges reflect the cost structure and pension arrangements for Stork N.V. Central management and pension charges and taxation have been reflected in the combined financial statements on the basis and to the extent indicated below.

Certain central management and other similar costs have been directly attributed to the Business Unit and TPS B.V. based on an appropriate allocation of such costs between other Stork N.V. businesses and TPS's operations.

The pension cost attributable to TPS has been based on the actual premiums paid by Stork N.V. relating to the individual employees working for TPS.

During the two years ended December 31, 1998, the operations of TPS were not separate legal entities or did not operate within the business structure reflected in the combined financial statements and were not necessarily subject to full taxation of their results. The tax charge attributable to TPS has been based on 35% of the statutory tax rate applied to pre-tax earnings.

The principles applied in respect of the valuation of assets and liabilities and determination of the result are the Stork N.V accounting principles and practises. Due to their materiality and relevance, the applied practices have been adjusted for the following aspects:

 .  the bad debts provision does not include a general provision;
 .  the work in progress provision made for expected losses does not include a general provision;
 .  the warranty provision is accounted for based on the estimated warranty costs;
 . the accrual for completed projects has been based on the expected costs to be incurred in the future.

Notes to the combined financial statements (con't)

Insofar as not stated otherwise, monetary assets and liabilities are shown at nominal value.

TANGIBLE FIXED ASSETS

Machinery and equipment are valued at historical cost. Depreciation is calculated using the straight-line method on the basis of useful life.

The rates of depreciation are:
 .  Machinery:               10%
 .  Other equipment:  6,67 - 20%

RAW MATERIALS

Raw materials are valued at historical cost less a provision for obsolescence.

WORK IN PROGRESS

Work in progress is stated at direct costs plus an allocation of indirect costs which includes an allocation for charges for innovation, less provisions made for expected losses and amounts billed. Profits are recognised in the profit and loss account on completion of the project ("completed contract method").

ACCOUNTS RECEIVABLE

Accounts receivable are stated at nominal value less a bad debt provision.

CASH AT BANKS AND IN HAND

Cash at banks and in hand are stated at nominal value.

PROVISIONS

Warranty provisions

The warranty provision is accounted for based on the estimated warranty costs.

RESTRUCTURING PROVISIONS

The restructuring provision is accounted for based on the estimated redundancy costs of personnel.

COMBINED PROFIT AND LOSS ACCOUNT

NET TURNOVER

Net turnover includes the proceeds from the sale and delivery of goods and services after deducting discounts and bonuses as well as taxes on sales.

EXPENSES

Expenses are included in the profit and loss account at historical costs.

INTEREST

The profit and loss account does not include interest charges or interest income as the operations of TPS are funded through operating cash flows and advances from KMS, if any, which are on an interest free basis.

Notes to the combined financial statements (con't)

INCOME TAXES

TPS forms part of the fiscal unity of Stork N.V for tax purposes. For purposes of these combined financial statements, the income taxes are calculated as if TPS were a stand-alone legal entity. The tax expense is calculated at 35% of pre-tax earnings, which is the statutory income tax rate in the Netherlands.

2 FIXED ASSETS
TANGIBLE FIXED ASSETS

                                                        Plant and         Other fixed             Total
                                                        machinery            assets
------------------------------------------------------------------------------------------------------------
(in thousands of Dutch guilders)

Balance as at 31 December 1997:
Historical costs                                                 462               1,071               1,533
Accumulated depreciation                                         392                 753               1,145
                                                 -----------------------------------------------------------
Book value                                                        70                 318                 388
                                                 -----------------------------------------------------------

Movements in book value:
Investments                                                        -                  44                  44
Depreciation                                                     (10)                (92)               (102)
                                                 -----------------------------------------------------------
Balance                                                          (10)                (48)                (58)
                                                 -----------------------------------------------------------

Balance as at 31 December 1998:
Historical costs                                                 462               1,115               1,577
Accumulated depreciation                                         402                 845               1,247
                                                 -----------------------------------------------------------
Book value                                                        60                 270                 330
------------------------------------------------------------------------------------------------------------

The current value is approximately Dfl. 900,000.

Notes to the combined financial statements (con't)


3 RAW MATERIALS

                                                           Dec. 31, 1998      Dec. 31, 1997
--------------------------------------------------------------------------------------------
(in thousands of Dutch  guilders)

Acquisition price                                                      37                 15
Less:  Provision for obsolescence                                     (22)                 -
                                                       -------------------------------------
Book value                                                             15                 15
--------------------------------------------------------------------------------------------

4 WORK IN PROGRESS

                                                           Dec. 31, 1998      Dec. 31, 1997
--------------------------------------------------------------------------------------------
(in thousands of Dutch guilders)
Costs of labour and raw materials
 and indirect attributable wage costs and overheads                 2,386              1,410
Less:  Invoiced instalments                                        (1,283)            (1,044)
       Provision for expected losses                                  (30)               (40)
           Other provision                                            (35)               (32)
                                                       -------------------------------------
                                                                    1,038                294
--------------------------------------------------------------------------------------------

5 ACCOUNTS RECEIVABLE

TRADE DEBTORS

                                                           Dec. 31, 1998      Dec. 31, 1997
--------------------------------------------------------------------------------------------
(in thousands of Dutch guilders)
Nominal value of outstanding accounts receivable                    1,754              2,789
Less:  Bad debt provision                                            (214)               (90)
                                                       -------------------------------------
                                                                    1,540              2,699
--------------------------------------------------------------------------------------------

OTHER RECEIVABLES

                                                           Dec. 31, 1998      Dec. 31, 1997
--------------------------------------------------------------------------------------------
(in thousands of Dutch guilders)
Other receivables                                                     (25)               232
                                                       -------------------------------------
                                                                      (25)               232
--------------------------------------------------------------------------------------------

Notes to the combined financial statements (con't)

6 CASH AT BANKS AND IN HAND

                                                           Dec. 31, 1998     Dec. 31, 1997
-------------------------------------------------------------------------------------------
(in thousands of Dutch guilders)

Bank                                                                  138               283
-------------------------------------------------------------------------------------------

7 OTHER CURRENT LIABILITIES

                                                           Dec. 31, 1998      Dec. 31, 1997
--------------------------------------------------------------------------------------------
(in thousands of Dutch guilders)
Holiday allowance                                                     148                144
Vacation days                                                         182                200
Social security premiums                                              (43)               188
Accruals for completed projects                                       476                332
                                                       -------------------------------------
                                                                      763                864
--------------------------------------------------------------------------------------------

8 PROVISIONS

                                                           Dec. 31, 1998     Dec. 31, 1997
-------------------------------------------------------------------------------------------
(in thousands of Dutch guilders)
Provision for warranties                                               30                25
Provision for restructuring                                             -                50
Provision for deferred taxes                                          160               (43)
                                                      -------------------------------------
                                                                      190                32
-------------------------------------------------------------------------------------------

9 NET INVESTMENT OF STORK N.V.

                                                                1998               1997
--------------------------------------------------------------------------------------------
(in thousands of Dutch guilders)
At the beginning of the year                                        2,420              2,536
Profit retained for the financial year                              1,127                840
Net intercompany activity                                          (2,156)              (956)
                                                       -------------------------------------
At the end of the year                                              1,391              2,420
--------------------------------------------------------------------------------------------

Notes to the combined financial statements (con't)

10 OFF-BALANCE SHEET COMMITMENTS

LEASE

As at December 31, 1998 TPS has 12 lease agreements concerning the leasing of cars. The average contract period is 4 years. The average annual costs amounts Dfl. 200,000 (including fuel).

RENT

There are internal rent arrangements concerning the charges of rent to business units.

11 NET TURNOVER

The net turnover for the year ending December 31, 1998 includes an amount of Dfl. 2,042,000 (1997: Dfl. 2,592,000) sales to group companies of Stork N.V.


12 CORPORATE CHARGES

The charges of corporate costs include allocated business unit costs, management fee of Stork N.V., allocated overhead costs by KMS B.V. and contribution in the costs of human resource management.

13 DEPRECIATION FIXED ASSETS

                                                                     1998                   1997
--------------------------------------------------------------------------------------------------------
(in thousand guilders)
Depreciation fixed assets                                              102                   135*
---------------------------------------------------------------------------------------------------------
* The difference with the amount of Dfl. 174,000 presented in the movement schedule of the fixed assets is included in other items of the profit and loss account.

14 WAGES AND SALARIES

                                                                     1998                   1997
--------------------------------------------------------------------------------------------------------
(in thousands of Dutch guilders)
Gross wages and salaries                                                    3,313                  3,035
Social security premiums and pension costs                                  1,184                    749
Other personal costs                                                          196                     83
                                                                   -------------------------------------
Total                                                                       4,693                  3,867
--------------------------------------------------------------------------------------------------------

Notes to the combined financial statements (con't)

15 NUMBER OF EMPLOYEES

During the financial year 1998 the average number of employees amounted 48 (1997:42). The number of employees can be specified as follows:

                                                             1998                   1997
----------------------------------------------------------------------------------------

Direct                                                        34                     30
Indirect                                                      12                     12
                                                            ---------------------------
Total                                                         48                     42
----------------------------------------------------------------------------------------

16 DIFFERENCES BETWEEN DUTCH GAAP AND US GAAP

The combined financial statements of TPS have been prepared in accordance with accounting principles generally accepted in the Netherlands (Dutch GAAP) which differ in certain significant respects from those generally accepted in the United States (US GAAP).

The principal differences are set out below.

1. The pension cost included in the combined profit and loss accounts are computed in accordance with Dutch GAAP. For defined benefit plans, those amounts are based upon the actuarially determined premiums which TPS is required to pay each year. No assets or obligations in respect of these benefits is included in the combined statements of net assets. Under US GAAP pension costs are determined in accordance with Statement No. 87,"Employer's Accounting for Pensions" which requires that pension costs be determined based on a comparison of the projected benefit obligation with the market value of the underlying plan assets and other unrecognised gains and losses on an actuarial basis and the accrual or prepaid pension costs are recorded in the balance sheet.
2. Under Dutch GAAP, TPS recognises the profit or loss on work in progress as the work is completed (completed contract method). Under US GAAP, the percentage of completion method is required if progress and costs to completion can be estimated. The US GAAP adjustment is the difference between profit recognised under Dutch GAAP and profit recognised based on percentage of completion as determined under US GAAP.
3. Under Dutch GAAP and for purposes of these combined financial statements, certain corporate charges are made by KMS to TPS and have been included in the cost of sales. For US GAAP purposes charges in excess of actual costs incurred by KMS would not qualify for recognition in the profit and loss accounts. Accordingly, these excess costs have been removed.

Notes to the combined financial statements (con't)

                                                                                 1998                 1997
------------------------------------------------------------------------------------------------------------------
(in thousands of  Dutch guilders)
Net income in conformity with Dutch GAAP                                         1,127                 840

(1) Pension costs                                                                   20                  30
(2) Work in progress valued at percentage of completion method                      82                (126)
(3) Corporate charges                                                              220                 263
(4) Income tax effect(35%)                                                        (113)                (58)
                                                                   ---------------------------------------
Total adjustments                                                                  209                 109

Net income in conformity with US GAAP                                            1,336                 949
----------------------------------------------------------------------------------------------------------

NET ASSETS

                                                                                 1998                 1997
------------------------------------------------------------------------------------------------------------------
(in thousands of  Dutch guilders)
Net assets in conformity with Dutch GAAP                                         1,391               2,420

(1) Pension costs                                                                  220                 200
(2) Work in progress valued at percentage of completion method                     142                  60
(3) Corporate charges                                                                -                   -
(4) Income tax effect                                                             (127)                (91)
                                                                   ---------------------------------------
 Total adjustments                                                                 235                 169

Net assets in conformity with US GAAP                                            1,626               2,589
----------------------------------------------------------------------------------------------------------

Hengelo, June 14, 1999

Managing Director



J.M. Ros